IMPACT SHARES TRUST I

Impact Shares MSCI Global Climate Select ETF

Ticker: NTZO – NYSE ARCA

(the “Fund”)

Supplement dated June 6, 2022 to the Summary Prospectus, Prospectus, and Statement of Additional Information (the “SAI”) for the Fund, each dated November 1, 2021, each as supplemented and amended from time to time.

This Supplement provides new and additional information regarding the Fund. This Supplement should be read in conjunction with the above referenced documents.

The Board of Trustees (the “Board”) of Impact Shares Trust I (the “Trust”) has approved a Plan of Liquidation (the “Plan”) for the Fund that became effective on June 6, 2022. The Fund is expected to liquidate at the close of business on or about June 24, 2022 (the “Liquidation Date”).

Effective immediately, the Fund is closed to new and subsequent investments. As the Fund transitions its portfolio in anticipation of making its liquidating distributions, the Fund may deviate from its stated investment goal and other investment policies during the period between the effective date of the Plan and the Liquidation Date.

Shareholders may sell their holdings in the Fund prior to the end of the trading day on Tuesday, June 21 2022, and customary brokerage charges may apply to these transactions. The Fund will cease trading at the end of the trading day on Tuesday June 21, 2022. Any person holding shares in the Fund as of the Liquidation Date will receive a cash distribution equal to the net asset value of their shares as of that date, based on the instructions listed on your account. The sale or liquidation of your shares will generally be a taxable event. You should consult your tax advisor about your tax situation.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-448-3383 (844-GIVE-ETF) or by sending an email request to info@impactetfs.org.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE

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